[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)
                                                                   ANNUAL REPORT
                                                                  FOR YEAR ENDED
                                                                   JUNE 30, 2000

                               [Graphic Omitted]

                               MFS(R) INSTITUTIONAL
                               MID CAP GROWTH FUND

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman, Chief    Massachusetts Financial Services Company
Executive Officer, and Director, MFS    500 Boylston Street
Investment Management(R)                Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private       DISTRIBUTOR
investor and trustee                    MFS Fund Distributors, Inc.
                                        500 Boylston Street
William R. Gutow+ - Private investor    Boston, MA 02116-3741
and real estate consultant; Vice
Chairman, Capitol Entertainment         INVESTOR SERVICE
Management Company (video franchise)    MFS Service Center, Inc.
                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                        For additional information,
PORTFOLIO MANAGERS                      contact your investment professional.
John W. Ballen*
Mark Regan*                             CUSTODIAN
                                        State Street Bank and Trust Company
TREASURER
James O. Yost*                          AUDITORS
                                        Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                        WORLD WIDE WEB
Ellen Moynihan*                         www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2000, the fund provided a total return of 80.56%, including the reinvestment of any distributions, which compares to a return of 61.11% for the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. Over the same period, the fund's return also compares to a 48.59% return for the fund's benchmark, the Russell Mid Cap Growth Index (the Russell Index), which measures the performance of the 800 smallest companies in the Russell 1000 Index.

In the midst of last year's technology stock rally, we shifted a large part of the portfolio's assets out of technology and into other areas. We think that decision was a major factor in our outperformance as compared to our peers and the Russell Index. It's important to understand, however, that we have consistently taken a bottom-up, stock-by-stock approach, and therefore didn't make a decision to underweight technology per se. We shifted away from that sector because we concluded that valuations of many of our technology holdings had reached unsustainable levels, so we reduced those positions. In March and April of 2000, many of those stocks did indeed correct dramatically from their high valuations, and we were spared a large part of that selloff. More recently, we have taken advantage of the market correction to add to positions in companies that our research has determined are now more reasonably valued.

We think that one of the keys to making money in stock investing is being early -- by looking for industries in which businesses are changing and by trying to identify as early as possible who the winners may be. One way to be early is to try to do better research than your competitors, which is what our MFS Original Research(R) process is about.

Our positions in several deep-water oil drilling companies offer an example. Deep-water drilling rigs are floating cities that are the most cost-effective sources of new energy for oil companies. A small number of companies control the business worldwide, leasing the rigs to oil companies. We have been following the drilling companies since the plummeting price of oil brought drilling to a screeching halt in late 1998. Our hope was to invest early in those companies we felt were best positioned to capitalize on a cyclical resurgence of the business.

Over the course of 1999, we could see that the worldwide recovery from the Asian crisis of 1998 was beginning to increase oil demand and prices. In their phone calls and visits with the drilling companies, our analysts began hearing that oil companies were expressing interest in leasing idled rigs. One of our analysts tracks every deep-water rig in the world; we began making significant investments in drilling companies after he confirmed in the fourth quarter of 1999 that a large number of idled rigs were going back to work. Our investments in three of the major drilling companies, Transocean, Diamond Offshore, and Noble Drilling, have since contributed strongly to portfolio returns. However, past performance is no guarantee of future results.

"Second-chance" companies are another type of mid-cap opportunity our research tries to uncover. These are companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses. A stumble in the mid-cap area can result from events such as a quarterly earnings shortfall of a few cents per share or a change in pricing of a major product -- events that may cause the market to temporarily lose confidence in a company whose fundamentals we believe remain strong, offering us a buying opportunity.

One example of a second-chance holding in the portfolio is VISX, a company that makes equipment for performing laser eye surgery. VISX also receives a per-eye royalty for each patient. In late 1999, VISX dropped its royalty by over 50%, a move that it felt would open the market to millions of customers who could not have afforded surgery at the old price. In addition, we believe the lowered royalty was a sharp blow to VISX's competitors, many of whom had been competing mainly on price. In the short term, however, the drop in royalty devastated the company's earnings and caused the stock price to drop sharply. But what we believe the company did was assure its future; in our view, the steep drop in VISX's stock price made it a classic second-chance opportunity that could potentially be one of our better-performing stocks over the next year.

Looking to the period ahead, additional areas in which we currently see opportunity include technology, telecomunications, business services, and natural gas. Data storage companies such as Emulex and Seagate Technology are examples of companies that we feel remain at reasonable valuations and offer the prospect of strong performance. We will, however, continue to avoid those areas of technology where we feel that high valuations cannot be justified by our projections of future earnings.

In the business services arena, we are invested in several Internet companies and firms that are enabling business transactions on the Internet. Companies such as VeriSign, RSA Security, and CheckFree are providing services such as security, authentication, authorization, and transaction processing that we believe will be essential to making the Internet a reliable and low-cost medium for conducting business. We believe their customer bases could eventually number in the tens of millions, and that, over the long term, these companies have the potential to become tremendously profitable businesses.

Finally, natural gas exploration and production is another area of the energy sector in which we see opportunity. Natural gas, we believe, is an area currently dominated by a supply/demand imbalance. According to our research, demand for gas has been growing faster than that for any other form of energy, in part because electric utilities around the country have been adding gas-fired turbines to provide extra capacity at times of peak demand. Gas-drilling activity, however, declined around 1998 along with oil exploration, due to low energy prices. Late last year, we concluded that valuations of many gas exploration and production companies were at very attractive levels; concurrently, our analysis led us to believe the decline in supply could soon lead to rising gas prices. This combination of factors led us to increase our natural gas holdings at a time when most Wall Street analysts did not share our positive outlook for these stocks. In fact, price increases this year have exceeded even our expectations, thus benefiting our gas exploration and production holdings, including Newfield Exploration and EOG Resources.

     Respectfully,

 /s/ John W. Ballen                                  /s/ Mark Regan

     John W. Ballen                                      Mark Regan
     Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is a portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. In addition, Mr. Ballen oversees the portfolio management of MFS(R) Institutional Mid Cap Growth Fund and MFS(R) Institutional Emerging Equities Fund. He joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Mark Regan is Senior Vice President of MFS Investment Management(R) and a portfolio manager of MFS(R) Mid Cap Growth Fund and MFS(R) Institutional Mid Cap Growth Fund. He joined MFS in 1989 as a research analyst. He was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mr. Regan is a graduate of Cornell University and the Sloan School of Management of the Massachusetts Institute of Technology.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $127.0 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2000. Index information is from January 1, 1996.)

               MFS Institutional         Russell Mid Cap
              Mid Cap Growth Fund         Growth Index
---------------------------------------------------------
12/95             $ 3,000,000             $3,000,000
6/96                3,342,000              3,312,700
6/97                3,769,600              3,895,600
6/98                4,868,300              4,831,170
6/99                5,942,000              5,812,400
6/00               10,729,116              8,636,902

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

                                     1 Year         3 Years          Life*
----------------------------------------------------------------------------
Cumulative Total Return             +80.56%        +184.62%       +257.64%
----------------------------------------------------------------------------
Average Annual Total Return         +80.56%        + 41.72%       + 32.68%
----------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                     1 Year         3 Years          Life*
----------------------------------------------------------------------------
Average mid-cap growth fund+        +61.11%        + 20.94%       + 19.90%
----------------------------------------------------------------------------
Russell Mid Cap Growth Index**      +48.59%        + 30.39%       + 26.49%
----------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2000. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
 ** Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS THAT MAY NOT BE REPEATED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Stocks - 99.7%
--------------------------------------------------------------------------------
ISSUER                                                 SHARES              VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 99.4%
  Agricultural Products - 1.2%
    AGCO Corp.                                        119,700       $  1,466,325
--------------------------------------------------------------------------------
  Business Machines - 1.9%
    Seagate Technology, Inc.*                          44,400       $  2,442,000
--------------------------------------------------------------------------------
  Business Services - 7.7%
    Adelphia Business Solutions*                       12,300       $    285,206
    Collectors Universe, Inc.*                         16,830             49,438
    National Data Corp.                                41,400            952,200
    NOVA Corp.*                                       113,900          3,182,081
    Peregrine Systems, Inc.*                           42,300          1,467,281
    Radiant Systems, Inc.*                             27,300            655,200
    S1 Corp.*                                         136,299          3,177,471
                                                                    ------------
                                                                    $  9,768,877
--------------------------------------------------------------------------------
  Chemicals - 0.5%
    Rohm & Haas Co.                                    17,200       $    593,400
--------------------------------------------------------------------------------
  Computer Software - Services - 4.8%
    Entrust Technologies, Inc.*                        10,700       $    885,425
    ePresence, Inc.*                                   53,600            388,600
    RSA Security, Inc.*                                68,700          4,757,475
                                                                    ------------
                                                                    $  6,031,500
--------------------------------------------------------------------------------
  Computer Software - Systems - 9.4%
    Aspen Technology, Inc.*                            17,300       $    666,050
    Cerner Corp.*                                      15,600            425,100
    Checkfree Holdings Corp.*                          85,800          4,424,062
    Computer Network Technology Corp.*                 20,900            363,137
    Comverse Technology, Inc.*                          7,000            651,000
    CSG Systems International, Inc.*                   69,500          3,896,344
    MMC Networks, Inc.*                                28,100          1,501,594
    StorageNetworks, Inc.*                                630             56,858
                                                                    ------------
                                                                    $ 11,984,145
--------------------------------------------------------------------------------
  Consumer Goods and Services - 0.8%
    Sportsline USA, Inc.*                              61,300       $  1,045,931
--------------------------------------------------------------------------------
  Containers - 1.7%
    Smurfit-Stone Container Corp.*                    167,400       $  2,155,275
--------------------------------------------------------------------------------
  Electrical Equipment
    Capstone Turbine Corp.*                               410       $     18,476
--------------------------------------------------------------------------------
  Electronics - 5.2%
    Cable Design Technologies Corp.*                   75,650       $  2,534,275
    DuPont Photomasks, Inc.*                           17,700          1,212,450
    Marvell Technology Group Ltd.*                        300             17,100
    MKS Instruments, Inc.*                              7,700            301,262
    Sawtek, Inc.*                                       6,400            368,400
    SIPEX Corp.*                                       49,300          1,364,994
    The InterCept Group, Inc.*                         17,500            297,500
    Veeco Instruments, Inc.*                            7,200            527,400
                                                                    ------------
                                                                    $  6,623,381
--------------------------------------------------------------------------------
  Entertainment
    Sinclair Broadcast Group, Inc., "A"*                1,300       $     14,300
--------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Edwards (A.G.), Inc.                               34,900       $  1,361,100
--------------------------------------------------------------------------------
  Food and Beverage Products - 2.0%
    Del Monte Foods Co.*                              199,400       $  1,358,412
    Keebler Foods Co.                                  33,300          1,236,263
                                                                    ------------
                                                                    $  2,594,675
--------------------------------------------------------------------------------
  Internet - 5.1%
    Chordiant Software, Inc.*                          12,300       $    204,488
    iVillage, Inc.*                                     3,900             32,906
    Netzee, Inc.*                                      20,200            115,519
    Switchboard, Inc.*                                 62,060            620,600
    VeriSign, Inc.*                                    31,512          5,561,868
                                                                    ------------
                                                                    $  6,535,381
--------------------------------------------------------------------------------
  Machinery - 1.2%
    Applied Science and Technology, Inc.*              10,600       $    274,275
    W.W. Grainger, Inc.                                40,500          1,247,906
                                                                    ------------
                                                                    $  1,522,181
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 10.9%
    Cytyc Corp.*                                      133,500       $  7,125,562
    IDEXX Laboratories, Inc.*                          37,200            850,950
    Total Renal Care Holdings, Inc.*                  144,443            866,658
    VISX, Inc.*                                       178,600          5,011,963
                                                                    ------------
                                                                    $ 13,855,133
--------------------------------------------------------------------------------
  Oil Services - 8.9%
    Diamond Offshore Drilling, Inc.                    36,400       $  1,278,550
    Global Industries, Inc.*                          206,100          3,890,137
    Global Marine, Inc.*                               44,900          1,265,619
    Noble Affiliates, Inc.                              8,300            309,175
    Noble Drilling Corp.*                             109,700          4,518,269
                                                                    ------------
                                                                    $ 11,261,750
--------------------------------------------------------------------------------
  Oils - 13.4%
    Apache Corp.                                       42,600       $  2,505,413
    EOG Resources, Inc.                               135,600          4,542,600
    Houston Exploration Co.*                           78,000          1,959,750
    Newfield Exploration Co.*                         106,700          4,174,637
    Transocean Sedco Forex, Inc.                       70,600          3,772,687
                                                                    ------------
                                                                    $ 16,955,087
--------------------------------------------------------------------------------
  Pharmaceuticals - 6.1%
    IntraBiotics Pharmaceuticals, Inc.*                62,680       $  1,672,772
    United Therapeutics Corp.*                         56,200          6,090,675
                                                                    ------------
                                                                    $  7,763,447
--------------------------------------------------------------------------------
  Printing and Publishing - 1.3%
    Scholastic Corp.*                                  27,000       $  1,650,375
    Ziff-Davis, Inc. - ZDNet*                           5,600             50,400
                                                                    ------------
                                                                    $  1,700,775
--------------------------------------------------------------------------------
  Retail - 2.0%
    BJ's Wholesale Club, Inc.*                         74,300       $  2,451,900
    Gymboree Corp.*                                    41,200            123,600
                                                                    ------------
                                                                    $  2,575,500
--------------------------------------------------------------------------------
  Supermarkets - 3.7%
    Kroger Co.*                                       211,100       $  4,657,394
--------------------------------------------------------------------------------
  Telecommunications - 10.4%
    Allegiance Telecom, Inc.*                           4,400       $    281,600
    American Tower Corp., "A"*                         77,300          3,222,444
    Ancor Communications, Inc.*                        63,575          2,273,800
    Aware, Inc.*                                       10,300            526,588
    Covad Communications Group, Inc.*                   8,600            138,675
    Emulex Corp.*                                      56,600          3,717,912
    i3 Mobile, Inc.*                                      290              5,329
    Intermedia Communications, Inc.*                   14,700            437,325
    MGC Communications, Inc.*                          13,800            827,137
    Pinnacle Holdings, Inc.*                            5,500            297,000
    Spectrasite Holdings, Inc.*                         4,800            136,200
    Stratos Lightwave, Inc.*                              390             10,871
    Tekelec Co.*                                        7,600            366,225
    Time Warner Telecom, Inc.*                         15,200            978,500
                                                                    ------------
                                                                    $ 13,219,606
--------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    ICG Communications, Inc.*                           4,200       $     92,663
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $126,238,302
--------------------------------------------------------------------------------
Foreign Stocks - 0.3%
  Canada - 0.3%
    Diversinet Corp. (Computer Software - Services)*   35,100       $    416,813
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $106,661,549)                        $126,655,115
--------------------------------------------------------------------------------

Short-Term Obligation - 0.1%
--------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00,
      at Amortized Cost                               $   158       $    157,942
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $106,819,491)                   $126,813,057
Other Assets, Less Liabilities - 0.2%                                    191,251
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $127,004,308
--------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
JUNE 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $106,819,491)           $126,813,057
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    29,845,800
  Cash                                                                  24,168
  Receivable for investments sold                                      931,826
  Dividends and interest receivable                                     12,291
  Deferred organization expenses                                           686
  Other assets                                                             440
                                                                  ------------
      Total assets                                                $157,628,268
                                                                  ------------
Liabilities:
  Payable for investments purchased                               $    733,584
  Collateral for securities loaned, at value                        29,845,800
  Payable to affiliates -
    Management fee                                                       2,044
    Shareholder servicing agent fee                                         25
    Administrative fee                                                      59
  Accrued expenses and other liabilities                                42,448
                                                                  ------------
      Total liabilities                                           $ 30,623,960
                                                                  ------------
Net assets                                                        $127,004,308
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $ 68,832,820
  Unrealized appreciation on investments                            19,993,566
  Accumulated undistributed net realized gain on investments        38,177,922
                                                                  ------------
      Total                                                       $127,004,308
                                                                  ============
Shares of beneficial interest outstanding                           4,869,831
                                                                    =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $26.08
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                        $   141,147
    Dividends                                                           113,636
    Income on securities loaned                                          51,537
                                                                    -----------
      Total investment income                                       $   306,320
                                                                    -----------
  Expenses -
    Management fee                                                  $   538,196
    Trustees' compensation                                                6,260
    Shareholder servicing agent fee                                       6,729
    Administrative fee                                                   12,263
    Custodian fee                                                        36,759
    Printing                                                              9,656
    Auditing fees                                                        29,500
    Legal fees                                                              783
    Amortization of organization expenses                                 1,398
    Miscellaneous                                                        32,200
                                                                    -----------
      Total expenses                                                $   673,744
    Fees paid indirectly                                                 (7,441)
    Reduction of expenses by investment adviser                         (23,569)
                                                                    -----------
      Net expenses                                                  $   642,734
                                                                    -----------
        Net investment loss                                         $  (336,414)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost basis)  $43,457,479
  Change in unrealized appreciation on investments                   12,767,114
                                                                    -----------
      Net realized and unrealized gain on investments               $56,224,593
                                                                    -----------
          Increase in net assets from operations                    $55,888,179
                                                                    ===========
See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                2000                 1999
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                          $    (336,414)       $     (30,648)
  Net realized gain on investments                                                43,457,479            6,683,719
  Net unrealized gain on investments                                              12,767,114            3,878,244
                                                                               -------------        -------------
    Increase in net assets from operations                                     $  55,888,179        $  10,531,315
                                                                               -------------        -------------
Distributions declared to shareholders from net realized gain on investments   $ (11,347,449)       $  (5,353,020)
                                                                               -------------        -------------
Net increase in net assets from fund share transactions                        $  20,561,252        $   7,788,253
                                                                               -------------        -------------
      Total increase in net assets                                             $  65,101,982        $  12,966,548
Net assets:
  At beginning of period                                                          61,902,326           48,935,778
                                                                               -------------        -------------
  At end of period (including accumulated net investment loss of
    $0 and $0, respectively)                                                   $ 127,004,308        $  61,902,326
                                                                               =============        =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED JUNE 30,                             PERIOD ENDED
                                            ------------------------------------------------------------            JUNE 30,
                                                 2000             1999             1998             1997               1996*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $16.28           $15.04           $12.25           $11.13              $10.00
                                               ------           ------           ------           ------              ------
Income from investment operations# -
  Net investment loss(S)                       $(0.08)          $(0.01)          $(0.02)          $(0.00)**           $(0.01)
  Net realized and unrealized gain on
    investments                                 12.51             2.96             3.45             1.40                1.14
                                               ------           ------           ------           ------              ------
      Total from investment operations         $12.43           $ 2.95           $ 3.43           $ 1.40              $ 1.13
                                               ------           ------           ------           ------              ------
Less distributions declared to                                                                                       $
  shareholders from net realized gain
  on investments                               $(2.63)          $(1.71)          $(0.64)          $(0.28)               --
                                               ------           ------           ------           ------              ------
Net asset value - end of period                $26.08           $16.28           $15.04           $12.25              $11.13
                                               ======           ======           ======           ======              ======
Total return                                    80.56%           22.05%           29.15%           12.80%              11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     0.72%            0.66%            0.66%            0.66%               0.70%+
  Net investment loss                           (0.37)%          (0.07)%          (0.17)%          (0.01)%             (0.25)%+
Portfolio turnover                                156%             147%             143%             136%                 33%
Net assets at end of period
  (000 Omitted)                              $127,004          $61,902          $48,936          $25,007              $8,149

(S) From May 3, 1996, through October 31, 1999, the investment adviser voluntarily agreed to maintain the expenses of the fund, excluding management fees, at no more than 0.05% of average daily net assets. From December 28, 1995, through May 2, 1996, the investment adviser agreed to maintain the expenses at no more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                        $(0.09)          $(0.03)          $(0.04)          $(0.04)             $(0.09)
    Ratios (to average net assets):
      Expenses##                                 0.75%            0.80%            0.83%            0.99%               2.59%+
      Net investment loss                       (0.40)%          (0.21)%          (0.35)%          (0.34)%             (2.14)%+

  * For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 1996.
 ** The per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $29,239,665. These loans were collateralized by U.S. Treasury securities of $321,152 and cash of $29,845,800, which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                       SHARES         AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       29,845,800       $29,845,800

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended June 30, 2000, $336,414 was reclassified from accumulated net investment loss to accumulated undistributed net realized gain on investments due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser voluntarily agreed to pay the fund's operating expenses, exclusive of management fees, through October 31, 1999, such that the fund's aggregate expenses did not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $150,801,024 and $137,770,286, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $107,557,690
                                                                 ------------
Gross unrealized appreciation                                    $ 32,710,789
Gross unrealized depreciation                                     (13,455,422)
                                                                 ------------
    Net unrealized appreciation                                  $ 19,255,367
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              YEAR ENDED JUNE 30, 2000         YEAR ENDED JUNE 30, 1999
                                       -------------------------------   ------------------------------
                                              SHARES            AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                  918,026       $17,382,945        591,135      $  8,860,303
Shares issued to shareholders in
  reinvestment of distributions              515,867        10,657,807        366,582         4,904,864
Shares reacquired                           (366,853)       (7,479,500)      (409,523)       (5,976,914)
                                           ---------       -----------      ---------      ------------
    Net increase                           1,067,040       $20,561,252        548,194      $  7,788,253
                                           =========       ===========      =========      ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2000, was $712. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Institutional Mid Cap Growth Fund (one of the series comprising MFS Institutional Trust), including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Mid Cap Growth Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000

FEDERAL TAX INFORMATION

The fund has designated $3,871,664 as a capital gain dividend for the year ended June 30, 2000.

For the year ended June 30, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 2.26%.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                 IMC-2 8/00 400